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                                                                   EXHIBIT 10.30


                                       DATE:  February 16, 1995

                                       OUR FILE NO:  2800-TOR-1

                                       COVER NOTE NO:  15541
                                       (Cancelling and Replacing Cover Note
                                       No.:  15346)

Trenwick Inc.
Metro Center
One Station Place
STAMFORD, Connecticut
06902

Gentlemen:

We are in receipt of confirmation that the following reinsurance has been effected for your account:

REINSURED:     TRENWICK AMERICA REINSURANCE CORPORATION

TYPE:          FIRST CASUALTY RETROCESSIONAL EXCESS OF LOSS REINSURANCE
               AGREEMENT

PERIOD: 1st January, 1995 resigning of a continuous contract attaching 1st January, 1987 subject to 120 days prior notice of cancellation to be effective at 31st December any year.

               Risks Attaching Basis.

               5 year Sunset Clause in respect of General Liability usiness written on an occurrence basis but only with espect to claims previously reported to Trenwick (i.e. 5 ears from first report to Trenwick).

               Reinsured to have the option to take back the in force business at date of cancellation with return of unearned premium(s) hereunder.

CLASS: All business classified by the Reinsured as Casualty Facultative business.

               Excluding:

               1.    Business classified by the Reinsured as Surety.
               2.    Business classified by the Reinsured as Financial

                       Guarantee and Insolvency.

               3.    Business classified by the Reinsured as Credit Insurance.
               4.    Business classified by the Reinsured as Directors and
                     Officers         Liability.
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                     Cover Note No.:  15451                      Page 2 of 4




CLASS:  (Continued)

               5.    Business classified by the Reinsured as Securities Exchange
                     Act     Liability.
               6.    Business classified by the Reinsured as Aviation.
               7.    Business classified by the Reinsured as Ocean Marine.
               8.    Class I Railroads.
               9.    War Risk.
              10.    Nuclear Incident.
              11.    Surplus Relief.
              12.    Funding Plans.
              13.    Aggregate Stop Loss business.

TERRITORIAL
SCOPE: Wheresoever arising and following form with the Reinsured's policies.

REINSURANCE
LIMIT: $1,500,000 each casualty line, each occurrence and/or in the aggregate where applicable, each original insured

              EXCESS OF

              $500,000 each casualty line, each occurrence and/or in the aggregate where applicable, each original insured.

              Subject however to the Reinsured, during each annual period retaining net hereon losses, otherwise recoverable hereunder, up to an amount of 3.0% of the subject Gross Net Written Premium Income.

AGGREGATE
CAP: Losses for the 1995 contract year will be capped at an Earned to Incurred Loss Ratio of 275% or $10,000,000 whichever the greater.

REINSURANCE
RATE:         17% of Gross Net Written Premium Income.
              Rate to apply to the actual subject Gross Net Written Premium reported each quarter.
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                             Cover Note No.:  15541          Page 3 of 4





REINSURANCE
PREMIUM: Annual Deposit Premium of $918,000 payable in quarterly instalments in arrears as follows:

               First Quarter - $183,600
               Second Quarter - $183,600
               Third Quarter - $275,400
               Fourth Quarter - $275,400

               Minimum Premium waived.

DEDUCTIONS:    1% Federal Excise Tax (where applicable).

ACCOUNTING:    Reinsured to report its actual subject Gross Net Written Premium
               Income for each quarter within 60 days from the end of each quarter. If the premium due exceeds the Deposit Premium, then the difference shall be paid forthwith.

PREMIUM AND
LOSS RESERVE:  All Retrocessionaires, who are not admitted in the State of New
               York, agree to provide a clean and irrevocable Letter of Credit in respect of loss reserves and unearned premiums as required by the Reinsured and I.B.N.R., as agreed by both parties.

GENERAL
CONDITIONS:    Risk and Limit Profile to be supplied to Leading
               Retrocessionaires. Reinsured permitted to purchase facultative reinsurance to protect the gross line held against retrocessional protection.
               Ultimate Net Loss Clause.
               Net Retained Lines Clause.
               Pro Rata Claims Cost Clause.
               Notice of Loss and Loss Settlements Clause.
               Offset Clause.
               Currency Clause.
               Access to Records Clause.
               Amendments and Alterations Clause.
               Extra Contractual Obligations Clause.
               Insolvency Clause.
               Arbitration Clause.
               Service of Suit Clause.
               Guy Carpenter Intermediary Clause.

WORDING:       As before and/or to be agreed.

INFORMATION:   Estimated Subject Premium for 1995:  $6,000,000
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                          Cover Note No.:  15541            Page 4 of 4




REINSURANCE ACCEPTED BY:

Kemper Reinsurance Company                                     35.00%
Hannover Rueckversicherungs-Aktiengesellschaft         80%)
Eisen und Stahl Rueckversicherungs-Aktiengesellschaft  20%)    10.00%
                                                               -----
                                                               45.00% of Limit Hereon











                                         EXECUTIVE VICE PRESIDENT